Exhibit 10.18


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 28, 1996, is among Parlux Fragrances, Inc., a Delaware corporation (the "Company"), and Richard Barrie Fragrances, Inc., a Nevada corporation (the "Stockholder").

                              W I T N E S S E T H:

         WHEREAS, as of the date hereof and after giving effect to the transactions contemplated by the Asset Purchase Agreement (the "Asset Purchase Agreement"), dated January 31, 1996, between the Company and the Stockholder, the Stockholder will beneficially own shares of Common Stock, par value $.01 (the "Common Stock"), of the Company;

         WHEREAS, the parties hereto desire to provide the Stockholder with certain registration rights with respect to the Common Stock and certain other rights and obligations as hereinafter provided;

         NOW,   THEREFORE,   in  consideration  of  the  mutual  agreements  and
understandings set forth herein, the parties hereto hereby agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall have the following respective meanings:

         Affiliate shall mean with respect to any Person, (a) any Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, or (b) any Person who is a director or executive officer (i) of such Person, (ii) of any Subsidiary of such Person, or (iii) of any Person described in clause (a) above, or with respect to the Stockholder, the Company; provided, that any Affiliate of a corporation shall be deemed an Affiliate of such corporation's stockholders. For purposes of this definition, "control" of a Person shall mean the power, direct or indirect, (i) to vote or direct the voting of more than 5% of the outstanding shares of voting stock of such Person, or (ii) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

         Agreement shall mean this Agreement as in effect on the date hereof and as hereafter from time to time amended, modified or supplemented in accordance with the terms hereof.

         Asset Purchase Agreement shall have the meaning set forth in the first recital.

         Common Stock shall mean the Common Stock, par value $.01 per share, of the Company.

         Closing Date shall mean the date on which the transactions contemplated by the Asset Purchase Agreement shall be consummated.



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

         Commission shall mean the Securities and Exchange Commission and any successor commission or agency having similar powers.

         Exchange Act shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect, and a reference to a particular section thereof shall include a reference to the comparable section, if any, of such similar Federal statute.

         GAAP shall mean the generally accepted accounting principles in the United States of America in effect from time to time, applied on a consistent basis both as to classification of items and amounts.

         Holder shall mean any holder of outstanding Registrable Securities or anyone who holds outstanding Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

         Person  shall  mean  an  individual  or  a  corporation,   association,
partnership, joint venture, organization, business, trust, or any other entity or organization, including a government or any subdivision or agency thereof.

         Registrable Securities shall mean the following:

         (a) all shares of Common Stock outstanding on the date hereof and owned of record by the Stockholder as of the date hereof; and

         (b) any shares of capital stock issued or issuable by the Company in respect of any shares of Common Stock referred to in the foregoing clause (a) by way of a stock dividend or stock split or in connection with a combination or subdivision of shares, reclassification, recapitalization, merger, consolidation or other reorganization of the Company.

         As to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144, (iii) they shall have been otherwise transferred or disposed of, and new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent transfer or disposition of them shall not require their registration or qualification under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

         Registration Expenses shall mean any and all out-of-pocket expenses incident to the Company's performance of or compliance with Article III hereof, including, without limitation, all Commission, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, all fees and expenses of complying with securities and blue sky laws (including the reasonable fees and disbursements of underwriters' counsel in connection with blue sky qualifications and NASD filings), all fees and expenses of the transfer agent and registrar for the Registrable Securities, all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and one firm of counsel (other than in-house counsel) retained by the Company, but excluding underwriting discounts and commissions and applicable transfer and documentary stamp taxes, if any, and fees and expenses of any counsel retained by the seller of the securities, which shall be borne by the seller of the securities in all cases.

         Securities Act shall mean, as of any date, the Securities Act of 1933, as amended, or any similar Federal statute then in effect, and in reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar Federal statute and the rules and regulations thereunder.

         Stockholder shall mean Richard Barrie Fragrances, Inc., and any successor or permitted assigns of such company.

         Subsidiary shall mean as to any Person a corporation of which outstanding shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors of such corporation are at the time owned, directly or indirectly through one or more intermediaries, or both, by such Person.


                                   ARTICLE II

                         RESTRICTIONS ON TRANSFERABILITY

         Section 2.1  Endorsement of Certificates.

         (a) Upon the execution of this Agreement, in addition to any other legend which the Company may deem advisable under the Securities Act and certain state securities laws, all certificates representing shares of Registrable
Securities shall be endorsed at all times prior to the registration of such shares under the Securities Act.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND THEY MAY NOT BE SOLD,
                  TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AGAINST TRANSFER CONTAINED IN A REGISTRATION RIGHTS AGREEMENT. A COPY OF SAID REGISTRATION RIGHTS AGREEMENT IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

         (b) The obligations of each party hereto shall be binding upon each transferee to whom shares of Registrable Securities are transferred by any party hereto.

         Section 2.2  Transfers of Registrable Securities.

         (a) The Registrable Securities may not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provision of the Securities Act. Each Holder will cause any proposed purchaser, assignee, transferee or pledgee of Registrable Securities held by a Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

         (b) Each Holder agrees not to make any disposition of all or a portion of any Registrable Securities unless and until:

                  (i) There is in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (ii) Such Holder shall have notified the Company of the proposed disposition, including a proposed disposition pursuant to Rule 144, and shall have furnished the Company with a detailed statement of the circumstances surrounding such disposition, including, if reasonably requested by the Company, a supporting opinion of counsel that such disposition shall not require registration of such shares under the Securities Act.

                                   ARTICLE III

                               REGISTRATION RIGHTS

         Section 3.1 Demand Registration.

         (a) Provided that the Company shall receive from the Holders a written request that the Company effect a registration with respect to all of the issued and outstanding Registrable Securities held by the Holders, the Company shall, as soon as practicable after the filing by the Company of a periodic report with the Commission reflecting the consummation of the transactions contemplated by the Asset Purchase Agreement, use its best efforts to register all Registrable Securities which the Holders request to be registered within forty-five (45) days after receipt of such written notice from the Holders; provided, that the Company shall not be obligated to file a registration statement pursuant to this
Section 3.1:

                           (i) in any  particular  state  in which  the  Company
                  would be required to execute a general consent to service of process in effecting such registration;

                           (ii) within 120 days  following the effective date of
                  any registered offering of the Company's securities to the general public in which the Holders of Registrable Securities shall have been able effectively to register all Registrable Securities as to which registration shall have been requested; or

                           (iii)  after  the  Company  has   effected  one  such
                  registration pursuant to this Section 3.1 and such registration statement has been declared or ordered effective.

Subject to the foregoing clauses (i) through (iii), the Company shall file a registration statement covering the Registrable Securities so requested to be registered and shall use reasonable best efforts to have such registration statement promptly declared effective by the Commission; provided, however, that if the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good-faith judgment of the Board of Directors

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

it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed within such forty-five (45) day period, the Company may postpone for a reasonable period of time, not to exceed ninety (90) days, the initial forty-five (45) day period within which to file such registration statement; provided, that during such time the Company may not file a registration statement for securities to be issued and sold for its own account.

         (b) If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request, and if so requested in writing by the Company, the Holders shall negotiate with an underwriter selected by the Company with regard to the underwriting of such requested registration; provided, however, that if a majority in interest of the Holders have not agreed with such underwriter as to the terms and conditions of such underwriting within twenty
(20) days following commencement of such negotiations, a majority in interest of the Holders may select an underwriter of their choice. The right of any Holder to registration pursuant to this Section 3.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 3.1, if the managing underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders; provided, however, that securities to be included in such registration statement as a result of piggyback registration rights as well as any securities to be offered by the Company, its officers and employees shall be excluded from the registration statement prior to the exclusion of any Registrable Securities held by the Holders. If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Holders. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters) the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the limitation as set forth above. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.

         (c)  The   Registration   Expenses   incurred  in  connection   with  a
registration of Registrable Securities requested pursuant to this Section 3.1 shall be paid by the Company.

         Section 3.2 Piggyback Registrations.

         (a) If the Company at any time proposes to register any of its equity securities under the Securities Act (other than a registration on Form S-4 or S-8 or any successor or similar forms thereto), whether or not for sale for its own account, on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give written notice as soon as practicable to all the Holders of Registrable Securities of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, (x) whether or not such registration will be in connection with an underwritten offering of Registrable Securities and, if so,

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

the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting and (y) the price (net of any underwriting commissions, discounts and the like) at which the Registrable Securities are reasonably expected to be sold). Upon the written request of any such holder delivered to the Company within 15 calendar days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use best efforts to effect the registration under the Securities Act of all of the Registrable Securities that the Company has been so requested to register; provided, however, that:

                  (i) If, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities who made a request as hereinabove provided and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

                  (ii) If such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company.

         (b) The Company shall not be obligated to effect any registration of Registrable Securities under this Section 3.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

         (c)  The  Registration   Expenses  incurred  in  connection  with  each
registration of Registrable Securities requested pursuant to this Section 3.2 shall be paid by the Company.

         (d) If a registration pursuant to this Section 3.2 involves an underwritten offering, the right of any Holder to registration pursuant to this
Section 3.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. Notwithstanding any other provision of this Section 3.2, if the managing underwriter of such underwritten offering advises the Company that, in its opinion, the number of securities proposed to be included in such registration should be limited due to market conditions, then the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the number of Registrable Securities requested by Holders thereof to be included in such registration and any other securities proposed to be registered by holders exercising registration rights that, in the opinion of such managing underwriter, can be sold, such amount to be allocated among all such Holders of Registrable Securities and the holders of such other securities pro rata on the basis of the respective number of Registrable Securities and other securities each such holder has requested to be included in such registration.

         (e) In connection with any underwritten offering with respect to which holders of Registrable Securities shall have requested registration pursuant to this Section 3.2, the Company shall have the right to select the managing underwriter with respect to the offering.


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

         Section 3.3  Procedures.

         (a) If and whenever the Company is required to effect or cause the registration of any Registrable Securities under the Securities Act as provided in Section 3.1 or Section 3.2, the Company will, as expeditiously as possible:

                  (i) Use its best efforts to cause such registration statement to become and remain effective; provided, that in the case of a registration provided for in Section 3.1, before filing a registration statement or prospectus or any amendments or supplements thereof, the Company will furnish to the counsel selected by the Stockholder copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel; and, provided, further, that the Company may discontinue any registration of its securities that is being effected pursuant to Section 3.2 at any time prior to the effective date of the registration statement relating thereto.

                  (ii) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not exceeding two years (unless the Company does not qualify for use of Form S-3, in which case the Company shall only be obligated to keep such registration statement effective for a period not exceeding nine months), and to comply with the provisions of the Securities Act with respect to the disposition of all Common Stock covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement.

                  (iii) Furnish to each holder of Registrable Securities covered by the registration statement and to each underwriter, if any, of such Registrable Securities, such number of copies of a prospectus and preliminary prospectus for delivery in conformity with the requirements of the Securities Act, and such other documents, as such Person may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities.

                  (iv) Subject to Section 3.1(a)(i), use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition of the Registrable Securities owned by such seller, in such jurisdictions, except that the Company shall not for any such purpose be required (A) to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 3.3(a), it is not then so qualified, or (B) to subject itself to taxation in any such jurisdiction, or (C) to take any action which would subject it to general or unlimited service of process in any such jurisdiction where it is then so subject.

                  (v) Use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

                  (vi) Immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be


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

         delivered under the Securities Act within the appropriate period mentioned in Section 3.3(a)(ii), if the Company becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such seller, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (vii) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than 60 calendar days after the close of the period covered thereby (120 calendar days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (viii) In the event the offering is an underwritten offering, use its best efforts to obtain a "cold comfort" letter from the independent public accountants for the Company in customary form and covering such matters of the type customarily covered by such letters as the sellers of a majority of any class of such Registrable Securities reasonably request.

                  (ix) Execute and deliver all customary instruments and documents (including in an underwritten offering an underwriting agreement in customary form) and take such other actions and obtain such certificates and opinions as sellers of a majority of any class of such Registrable Securities reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

         (b) Each Holder of Registrable Securities will, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3.3(a)(vi), forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.3(a)(vi).

         (c) If a registration pursuant to Section 3.1 or Section 3.2 involves an underwritten offering, each Holder of Registrable Securities agrees, whether or not such Holder's Registrable Securities are included in such registration, not to effect any public sale or distribution (except for any sale pursuant to Rule 144 under the Securities Act) of any Registrable Securities, or of any security convertible into or exchangeable or exercisable for any Registrable Securities (other than as part of such underwritten offering), without the consent of the managing underwriter, during a period commencing seven calendar days before and ending 90 calendar days (or such lesser number as the managing underwriter shall designate) after the effective date of such registration.

         (d) If a registration pursuant to Section 3.1 or Section 3.2 involves an underwritten offering, the Company agrees, if so required by the managing underwriter, not to effect any public sale or distribution of any of its equity or debt securities, as the case may be, or securities convertible into or exchangeable or exercisable for any of such equity or debt securities, as the case may be, during a period commencing seven calendar days before and ending 90 calendar days after the effective date of such registration, except for such underwritten offering or except in


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

connection with a stock option plan, stock purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

         (e) If a registration pursuant to Section 3.1 or Section 3.2 involves an underwritten offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing, prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration, unless such Holder has agreed with the Company or the managing underwriter to limit its rights under this Section 3.3.

         (f) It is understood that in any underwritten offering in addition to any shares of Common Stock (the "initial shares") the underwriters have committed to purchase, the underwriting agreement may grant the underwriters an option to purchase up to a number of additional shares of authorized but unissued shares of Common Stock (the "option shares") equal to 15% of the initial shares (or such other maximum amount as the NASD may then permit), solely to cover over-allotments. Shares of Common Stock proposed to be sold by the Company and the other sellers shall be allocated between initial shares and option shares as agreed or, in the absence of agreement, pursuant to Section 3.2(d). The number of initial shares and option shares to be sold by requesting Holders shall be allocated pro rata among all such Holders on the basis of the relative number of shares of Registrable Securities each such Holder has requested to be included in such registration.

         Section 3.4  Indemnification.

         (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 3.1 or Section 3.2, the Company will, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each seller of any Registrable Securities covered by such registration statement, its directors and officers or general and limited partners, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, as follows:

                  (i) against any and all loss, liability, claim, damage or expense whatsoever arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such seller or underwriter expressly for use in the preparation of any registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto); and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 3.4(a) with respect to any preliminary prospectus or final prospectus or final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, general or limited partner, investment advisor or agent, underwriter or controlling Person and shall survive the transfer of such securities by such seller.

         (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 3.1 or Section 3.2 that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.4(a)) the Company with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. In that event, the obligations of the Company and such sellers pursuant to this Section 3.4 are to be several and not joint; provided, however, that with respect to each claim pursuant to this Section, the Company shall be liable for the full amount of such claim, and each such seller's liability under this Section 3.4 shall be limited to an amount equal to the net proceeds (after deducting the underwriting discount and expenses) received by such seller from the sale of Registrable Securities held by such seller pursuant to this Agreement.

         (c) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this Section 3.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this
Section 3.4, except to the extent (not including any such notice of an underwriter) that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnifying party shall not be liable for the fees and expenses of more than one firm of counsel for a majority of the sellers of Registrable Securities and one firm of counsel selected by the Stockholder or more than one firm of counsel for the underwriters in connection with any one action or separate but similar or related actions), the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similar notified, to the extent that it may wish with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnifying party in connection with the defense thereof.

         (d) The Company and each seller of Registrable Securities shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority.

         Section 3.5 Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section
3.4 is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under
Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each Person selling securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under Section 3.4(b) were available. The Company and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities. For purposes of this Section 3.5, each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company or a seller of Registrable Securities within the meaning of
Section 15 of the Securities Act shall have the same rights to contribution as the Company or a seller of Registrable Securities, as the case may be.

         Section 3.6 Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.


                                   ARTICLE IV

                                   TERMINATION

         This Agreement shall terminate with respect to the Stockholder when the Stockholder no longer owns any Common Stock.


                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.1  Other Covenants.

         For so long as the Stockholder holds 2.5% or more of the Common Stock then outstanding, the Stockholder may upon reasonable prior notice visit and inspect the properties of the Company and each Subsidiary of the Company and examine and copy (at their own expense) the books of record and account of the Company or Subsidiary, and discuss the affairs of the Company or Subsidiary, finances and accounts of the Company or Subsidiary with the officers and the current and prior independent public accountants of the Company or Subsidiary all at such reasonable times as the Stockholder may desire. All materials and information obtained pursuant to this Section 5.1(a) shall be kept confidential by the Stockholder and shall not be disclosed to any third party (other than to their Affiliates) unless expressly agreed to by the Company or as required pursuant to applicable law, in connection with judicial or arbitral proceedings or upon request of any governmental or regulatory authority.

         Section 5.2  Public Information.

         (a) For so long as the Stockholder holds any Common Stock the Company agrees to:


                  (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and

                  (iii) furnish to the Stockholder upon request a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company as the Stockholder may reasonably request in availing itself of any rule or regulation of the Commission.

         Section 5.3 Successors and Assigns. Subject to Section 2 hereof and except as otherwise provided herein, all of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. The Company may not assign any of its rights hereunder to any Person other than an Affiliate of the Company. If any transferee of the Stockholder shall acquire any Common Stock, in any manner, whether by operation of law or otherwise, such shares shall be held subject to all of the terms of this Agreement, and by taking and holding such shares such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement.

         Section 5.4  Amendment and Modification; Waiver of Compliance;
Conflicts.

         (a) This Agreement may be amended only by a written instrument duly executed by the Company and the Holders of no less than 50% of the Registrable Securities.

         (b) Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         (c) In the event of any conflict between the provisions of this Agreement and the provisions of any other agreement, the provisions of this Agreement shall govern and prevail.

         Section 5.5 Notices. Any notice, request, claim, demand, document and other communication hereunder to any party shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered personally or sent by telex or telecopy (with such telex or telecopy confirmed promptly in writing sent by first class mail), or first class mail, or other similar means of communication, as follows:

                  (i)   If to the Company:

                        Parlux Fragrances, Inc.,
                        3725 S.W. 30th Avenue,
                        Ft. Lauderdale, Florida 33312,

                        Attention: Ilia Lekach, Chief Executive Officer, (with a copy to: Barry P. Biggar, Esq.,
                        Mayer, Brown & Platt, 1675 Broadway,
                        New York, New York  10019); or

                  (ii) If to the Stockholder, to the address of the Stockholder set forth in the stock records of the Company.

or, in each case, to such other address or telex or telecopy number as such party may designate in writing to the Stockholder and the Company by written notice given in the manner specified herein.

         All such communications shall be deemed to have been given, delivered or made when so delivered by hand or sent by telex (answer back received) or telecopy, or five business days after being so mailed.

         Section 5.6 Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties hereto with respect to the subject transactions contemplated hereby and supersede all prior oral and written agreements and memoranda and undertakings among the parties hereto with regard to this subject matter.

         Section 5.7 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 5.8 Recapitalizations, Exchanges, Etc., Affecting the Common Stock; New Issuances. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Common Stock and to any and all equity or debt securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, in exchange for, or in substitution of, such equity or debt securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations, reorganizations and the like occurring after the date hereof.

         Section 5.9 LITIGATION. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT IN THE EVENT OF ANY BREACH OF THIS AGREEMENT, THE NON-BREACHING PARTY WOULD BE IRREPARABLY HARMED AND COULD NOT BE MADE WHOLE BY MONETARY DAMAGES, AND THAT, IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MAY BE ENTITLED AT LAW OR IN EQUITY, THE PARTIES SHALL BE ENTITLED TO SUCH EQUITABLE OR INJUNCTIVE RELIEF AS MAY BE APPROPRIATE. EACH PARTY AGREES THAT JURISDICTION AND VENUE WILL BE PROPER IN THE SOUTHERN DISTRICT OF NEW YORK AND WAIVES ANY OBJECTIONS BASED UPON FORUM NON CONVENIENS. EACH PARTY WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO THE PARTY AT THE ADDRESS SET FORTH IN THIS AGREEMENT, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF NEW YORK OR THE UNITED STATES. THE CHOICE OF FORUM SET FORTH IN THIS
SECTION 5.11 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

         Section 5.10 ARBITRATION. THE STOCKHOLDER WAIVES ITS RIGHTS, IF ANY, TO JURY TRIAL IN RESPECT TO ANY DISPUTE OR CLAIMS BETWEEN OR AMONG THE PARTIES TO THIS AGREEMENT RELATING TO OR IN RESPECT OF THIS AGREEMENT, ITS NEGOTIATION, EXECUTION, PERFORMANCE, SUBJECT MATTER, OR ANY COURSE OF CONDUCT OR DEALING OR ACTIONS UNDER OR IN RESPECT OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION ANY CLAIM UNDER THE SECURITIES ACT, THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, ANY OTHER STATE OR FEDERAL LAW RELATING TO SECURITIES OR FRAUD OR BOTH, THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, AS AMENDED, OR FEDERAL OR STATE COMMON LAW, AND ANY SUCH DISPUTE OR CLAIMS SHALL BE SUBMITTED TO, AND RESOLVED EXCLUSIVELY PURSUANT TO, ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL

ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. SUCH ARBITRATION SHALL TAKE PLACE IN NEW YORK, NEW YORK, AND SHALL BE SUBJECT TO THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK. DECISIONS AS TO FINDINGS OF FACT AND CONCLUSIONS OF LAW PURSUANT TO SUCH ARBITRATION SHALL BE FINAL, CONCLUSIVE AND BINDING ON THE PARTIES, SUBJECT TO CONFIRMATION, MODIFICATION OR CHALLENGE PURSUANT TO 9 U.S.C. ss.ss. 1 ET SEQ. ANY FINAL AWARD SHALL BE ENFORCEABLE AS A JUDGMENT OF A COURT OF RECORD.

         Section 5.11 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

         Section 5.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.


                               PARLUX FRAGRANCES, INC.


                               By: /s/ Frank A. Buttacavoli
                               Name: Frank A. Buttacavoli
                               Title: Vice President/Chief Financial Officer


                               RICHARD BARRIE FRAGRANCES, INC.


                               By: /s/ Richard Barrie
                               Name: Richard Barrie
                               Title: President